                                                                   EXHIBIT 10.16


                         FUNDS ADMINISTRATION AGREEMENT

                  THIS FUNDS ADMINISTRATION AGREEMENT (this "Agreement") is made as of this 22nd day of February, 2000, among NRG Northeast Generating LLC, a Delaware limited liability company ("NRG Northeast"), on the one hand, and Arthur Kill Power LLC, a Delaware limited liability company, Astoria Gas Turbine Power LLC, a Delaware limited liability company, Connecticut Jet Power LLC, a Delaware limited liability company, Devon Power LLC, a Delaware limited liability company, Dunkirk Power LLC, a Delaware limited liability company, Huntley Power LLC, a Delaware limited liability company, Middletown Power LLC, a Delaware limited liability company, Montville Power LLC, a Delaware limited liability company, Norwalk Power LLC, a Delaware limited liability company, Oswego Harbor Power LLC, a Delaware limited liability company, and Somerset Power LL, a Delaware limited liability company, on the other (hereinafter referred to, individually, as a "Guarantor" and, collectively, as the "Guarantors").

                  WHEREAS, each Guarantor has previously entered into a Power Sales and Agency Agreement (each an "Agency Agreement" and, collectively, the "Agency Agreements") with NRG Power Marketing, Inc., a Delaware corporation ("NRG Power Marketing") pursuant to which NRG Power Marketing provides services to each Guarantor in the areas of managing, marketing and selling energy, capacity and ancillary services; managing and procuring fuel requirements; and managing fuel emissions allowances in respect of certain electricity generating facilities owned by the Guarantors;

                  WHEREAS, pursuant to the Agency Agreements NRG Power Marketing is obligated to pay, directly to each Guarantor, revenues received from such services conducted on behalf of the respective Guarantor;

                  WHEREAS, each Guarantor has previously entered into an Assignment of Payments (each an "Assignment", and collectively, the "Assignments") whereby each Guarantor has assigned to NRG Northeast its right to receive payments from NRG Power Marketing under its respective Agency Agreement, NRG Power Marketing has agreed to make such payments directly to NRG Northeast, and NRG Northeast has agreed to apply payments it receives pursuant to each Assignment in accordance with this Agreement; and

                  WHEREAS, NRG Northeast and the Guarantors now desire to set forth NRG Northeast's obligations for the administration of revenues received pursuant to the Assignments on behalf of the Guarantors as described herein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Accounting, Etc. NRG Northeast hereby agrees that it will provide general accounting, tax and treasury services for each Guarantor with respect to payments received by it from NRG Power Marketing pursuant to the Assignments. In addition, NRG Northeast shall also provide such services with respect to amounts drawn under any working capital facility available to be drawn by NRG Northeast in respect of amounts payable by it or any of the Guarantors.

                  2. Payments. NRG Northeast agrees that it will make payments (on behalf of each Guarantor) in respect of each Guarantor's expenses, including the following expenses of each Guarantor: (i) operating expenses, (ii) payments in connection with permitted indebtedness, (iii) capital expenditures and (iv) any other payments as directed by such Guarantor.

                  3. Distribution of Remaining Amounts. Until otherwise directed in writing by any Guarantor, any funds held by NRG Northeast in respect of a Guarantor and not otherwise distributed pursuant to the provisions hereof, shall be retained by NRG Northeast for its own account.

                  4. Governing Law. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto and shall be construed in accordance with the laws of the State of New York and the rights and remedies of the parties shall be determined in accordance with such laws.

                  5. Term. The term of this Agreement will begin on February 22, 2000 and will end on December 31, 2024; provided, however, that any Guarantor may terminate this Agreement with respect to itself at any time if it provides NRG Northeast with 30 days prior written notice of such termination.

                  6. Notice. Any notice, consent, approval, or other communication pursuant to this Agreement (each a "Notice") shall be delivered in writing via mail, courier or facsimile, and if meant for:

NRG Northeast, deliver to it at:             Each Guarantor, deliver to such
                                             Guarantor at:

1221 Nicollet Mall, Suite 700                1221 Nicollet Mall, Suite 700
Minneapolis, MN  55403                       Minneapolis, MN  55403
612-373-5350 (phone)                         612-373-8668 (phone)
612-373-5346 (fax)                           612-373-5346 (fax)

Any Notice shall be deemed properly given if either mailed, sent by courier or faxed (if proved by a fax transmission slip) to the address appointed for this purpose as outlined in this paragraph 6. Notices mailed shall be deemed delivered five (5) business days after mailing. Notices sent by courier or faxed and verified by transmission slip, shall be deemed delivered the day delivered by courier or faxed if delivered or received by fax during or before 5:00 pm local time and the following day if delivered or received after 5:00 pm local time. The designation of the party to be so notified and the address or fax number of such party may be changed at any time by any party by Notice.

                  7. Amendments, etc. Neither this Agreement nor any of the terms or provisions hereof may be amended, modified, supplemented or changed unless such amendment, modification, supplementation or change is in writing and signed by NRG Northeast and each of the Guarantors.

                  8. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Funds Administration Agreement to be executed by their duly authorized officers all as of the day first above written.

                                            NRG NORTHEAST GENERATING LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            ARTHUR KILL POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            ASTORIA GAS TURBINE POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            CONNECTICUT JET POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            DEVON POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            DUNKIRK POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            HUNTLEY POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            MIDDLETOWN POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            MONTVILLE POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            NORWALK POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            OSWEGO POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer

                                            SOMERSET POWER LLC

                                            By:   /s/ Brian B. Bird
                                                  ------------------------------
                                                  Name:  Brian B. Bird
                                                  Title: Treasurer